PROSPECTUS                    STRATUS FUND, Inc.
                     Intermediate Government Bond Portfolio
                        Government Securities Portfolio
                            Equity Income Portfolio
                         Capital Appreciation Portfolio
                      200 Centre Terrace, 1225 "L" Street
                            Lincoln, Nebraska 68508
                       (402) 476-3000, or 1-800-279-7437

      STRATUS FUND, Inc. (the "Fund"), is a Minnesota corporation offering shares in series, each series operated as a separate diversified open-end management investment company. This Prospectus relates to the series designated Intermediate Government Bond Portfolio, Government Securities Portfolio, Equity Income Portfolio and Capital Appreciation Portfolio (the "Portfolios"). THE PORTFOLIOS ARE NOT DEPOSITS OF, OR ENDORSED OR GUARANTEED BY, UNION BANK AND TRUST COMPANY OR ANY OTHER BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL OR STATE AGENCY.

      Intermediate Government Bond Portfolio has an investment objective of current income, some or all of which is exempt from state income tax, consistent with the preservation of capital.

      Government Securities Portfolio has an investment objective of current income consistent with the preservation of capital.

      Equity  Income   Portfolio   has  an   investment   objective  of  capital
appreciation and income.

      Capital Appreciation Portfolio has an investment objective of capital appreciation.

      This Prospectus concisely describes information about the Portfolios that you ought to know before investing. Please read it carefully before investing and retain it for future reference. A Statement of Additional Information about the Portfolios dated as of the date of this Prospectus is available free of charge from SMITH HAYES Financial Services Corporation, 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska 68508, or telephone (402) 476-3000 or (800) 279-7437. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                    The date of this Prospectus is 27, 1995

                                  INTRODUCTION

      STRATUS FUND, Inc. (the "Fund") is a Minnesota corporation, commonly called a mutual fund. The Fund, which was organized in October, 1990, has one class of capital stock that is issued in series, each series referred to as a Portfolio and operated as a separate diversified open-end management investment company. This Prospectus only relates to the series designated Intermediate Government Bond Portfolio, Government Securities Portfolio, Equity Income Portfolio and Capital Appreciation Portfolio (the "Portfolios"). For information regarding the Fund's other Portfolios, call or write to the Fund at the address and telephone number on the cover page of this Prospectus.

The Portfolios

      The Portfolios each have their own distinct investment objectives and policies. The following is a brief summary of their investment objectives and policies. For a complete discussion of the investment objectives and policies see "Investment Objectives and Policies".

      Intermediate Government Bond Portfolio has an investment objective of current income, some or all of which is exempt from state income tax, consistent with the preservation of capital. The Portfolio will attempt to achieve its objective by investing at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agents or instrumentalities. The Portfolio will maintain an average dollar weighted maturity of between three (3) and ten (10) years.

      Government Securities Portfolio has an investment objective of current income consistent with the preservation of capital. The Portfolio will attempt to achieve its objective by investing at least 80% of its total assets in securities issued or guaranteed by the U. S. Government, its agents or instrumentalities and the remainder of its assets in marketable debt obligations rated at the time of purchase within the three highest debt ratings established by Moody's Investment Services, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P") (Aaa, Aa, and A for Moody's and AAA, AA and A for S&P), obligations of commercial banks, including repurchase agreements and money market instruments.

      Equity Income Portfolio has an investment objective of capital appreciation and income. The Portfolio will attempt to achieve its objective by investing in a diversified portfolio of common stock and securities convertible into common stock, the majority of which will be of seasoned companies with market capitalizations of $500 million or more, and debt to capital ratios of 60% or lower. In addition, the Portfolio will maintain at least 65% of its total assets in equity securities yielding dividends and/or interest bearing securities convertible into common stock.

      Capital Appreciation Portfolio has an investment objective of capital appreciation. The Portfolio will attempt to achieve its objective by investing in a diversified portfolio of common stocks and convertible securities which are anticipated to have earnings growth above market averages.

The Investment Adviser and Administrator

     The Portfolios are managed by Union Bank and Trust Company of Lincoln, Nebraska (the "Adviser"). Lancaster Administrative Services, Inc. acts as the Fund's transfer agent and administrator ("Administrator"). The Portfolios pay the Adviser and Administrator monthly fees for advisory services and administrative services rendered. See "Management - Investment Adviser and Administrator" and "Management -- Portfolio Brokerage."

The Distributor

      SMITH HAYES Financial  Services  Corporation  ("SMITH HAYES"), a wholly
owned subsidiary  of  Consolidated  Investment   Corporation,   acts  as  the
distributor ("Distributor") of the Fund's shares.  See "Purchase of Shares."

Purchase of Shares

      Shares of the Portfolios are offered to the public at the next determined net asset value after receipt of an order by the Distributor without a sales charge. See "Valuation of Shares." The minimum aggregate initial investment in the Portfolios is $1,000 unless waived by the Fund. Subsequent investments can be made in amounts of $1,000 or more.

Certain Risk Factors to Consider

      An investment in the Portfolios is subject to certain risks, as set forth in detail under "Investment Objectives and Policies," including, with respect to the Equity Income Portfolio, those risks associated with investing in special situations and engaging in options transactions. As with other mutual funds, there can be no assurance that the Portfolios will achieve their objectives.

Redemptions

      Shares of the Portfolios may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Distributor. The Fund reserves the right, upon 30 days' written notice, to redeem a shareholder's investment in a Portfolio if the net asset value of the shares held by such shareholder falls below $500 as a result of redemptions or transfers. See "Redemption of Shares - Involuntary Redemption."

Dividends

      Dividends are declared at least annually (see "Dividends and Taxes") and will be automatically reinvested unless the shareholder elects otherwise.

Expenses

      The Fund offers shares of the Portfolios without any sales load or contingent sales loads on purchases, reinvestments of dividends or redemptions and does not charge any exchange or account maintenance fees. The table below is provided to assist the investor in understanding the various expenses that an investor in the Portfolios will bear, whether directly or indirectly, through an investment in the Portfolios. For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser and Administrator" and "Management -- Expenses."

Annual Operating Expenses

      The table below provides information regarding expenses for the Portfolios expressed as annual percentages of average daily net assets.

                           Intermediate  Government      Equity       Capital
                            Government   Securities      Income    Appreciation
                          Bond Portfolio  Portfolio     Portfolio    Portfolio


Management Fees

  Investment Advisory Fees     .65%         .50%          .50%           1.40%
  Administration Fees          .25%         .25%          .25%            .25%
                               ----         ----          ----            ----
     Total Management Fees     .90%         .75%          .75%           1.65%


Other Expenses                 .36%         .20%          .22%           1.19%
                               ----         ----          ----           -----
Total Portfolio
  Operating Expenses          1.26%         .95%          .97%           2.84%
                               ====          ===          ====           ====

      Commencing January 4, 1994, the Capital Appreciation Portfolio began paying the Adviser a basic investment advisory fee of 1.40% of average annual net assets that is adjusted upward or downward based upon the Portfolio's performance relative to the Standard and Poor's 500 Stock Index on a 12 month average. Depending upon performance, the fee could be up to 2.80% of average annual net assets or as low as 0. The management fees for the Capital Appreciation Portfolio have been restated to reflect the basic fee of 1.40% without adjustment. The annual management fee for the period July 1, 1994 until June 30, 1995 was .34%. From January 1, 1992 until October 31, 1995 the Administrator waived 15% of its .25% administration fee. Commencing November 1, 1995 the Administrator will not waive any portion of its fee, therefore the expenses have been restated accordingly. The additional fees will be used by the Administrator to enter Sub-Administration Agreements with various banks. Such fees may be rebated to bank customers . See "Management - Investment Adviser and Administrator"

Example:

      You would pay these expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.


                    Intermediate  Government      Equity       Capital
                     Government   Securities      Income    Appreciation
      PERIOD       Bond Portfolio  Portfolio     Portfolio    Portfolio

      1 year            $13          $10           $10          $29
      3 years           $40          $30           $31          $88
      5 years           $69          $52           $54         $150
      10 years         $152         $116          $120         $317


      The purpose of the table above is to assist investors in understanding the various costs and expenses that an investor will bear directly or indirectly as a result of an investment in the Portfolios. Such expenses do not include any fees charged by Union Bank and Trust Company or any of its affiliates or other financial institutions to customer accounts which may be invested in shares of the Portfolios. Union Bank and Trust Company currently charges certain trust and custodial accounts up to .75% of the average annual value of assets in such accounts for maintaining such accounts. See "Management" for a more complete discussion of the shareholder transaction and annual operating expenses for the Portfolios of the Fund. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Shareholder Inquiries

      Any questions or communications regarding a shareholder account should be directed to your SMITH HAYES investment executive or other broker-dealer. General inquiries regarding the Portfolios should be directed to the Fund at one of the telephone numbers set forth on the cover page of this Prospectus.


                              FINANCIAL HIGHLIGHTS

      The following financial highlights, which provides selected data for a share of each Portfolio outstanding throughout the periods and other information as indicated, has been audited by KPMG Peat Marwick LLP, independent certified public accountants, to the extent of their report appearing in the Fund's Annual Financial Report which is contained in the Statement of Additional Information and which is available upon request without charge as set forth on the cover page of this Prospectus. Further information about the performance of the Portfolios is also contained in the Fund's Annual Financial Report.

                            FINANCIAL HIGHLIGHTS


                   Intermediate Government Bond Portfolio

    Years Ended June 30, 1995, 1994, 1993, and 1992 and for the period from
           May 15, 1991 (commencement of operations) to June 30, 1991




Net asset value:                   1995     1994     1993     1992   1991
                                   ----     ----     ----     ----   ----
Beginning of period              $10.29    10.84    10.72    10.02    10.00
                                  -----    -----    -----    -----    -----

Income (loss) from investment
 operations:

  Net investment income            0.50     0.47     0.38     0.94     0.07
  Net realized and unrealized
   gain (loss)
   on investments                  0.27    (0.55)    0.34     0.70    (0.05)
                                   ----    ------    ----     ----    ------
        Total income (loss) from
       investment operations       0.77    (0.08)    0.72     1.64     0.02
                                   ----    ------    ----     ----     ----
Less distributions:
  Dividends from net
   investment income              (0.50)   (0.47)   (0.38)    (0.94)    -

  Distributions from capital gains  -        -      (0.22)     -        -
                                   ----    -----    ------    -----   -----
       Total distributions        (0.50)   (0.47)   (0.60)   (0.94)     -
                                  ------   ------   ------   ------   -----

End of period                    $10.56    10.29    10.84    10.72    10.02
                                  =====    =====    =====    =====    =====


Total return                       7.9%   (.8%)      8.9%    11.4%     1.6%*
                                   ====   =====      ====    =====     =====

Ratios/Supplemental data:
  Net assets, end of period  $5,518,431 7,774,768 6,747,719 4,680,585  2,230,413

  Ratio of expenses to
    average net assets            1.11%   1.05%     1.12%    1.04%    1.46%**
  Ratio of net income
    to average net assets         4.84%   4.41%     4.58%    5.31%    7.41%**
  Portfolio turnover rate        27.67%  21.02%    32.39%  205.89%      -


*Total return is not annualized.
**Annualized for those periods less than twelve months in duration.

                            FINANCIAL HIGHLIGHTS

                        Government Securities Portfolio

                            Equity Income Portfolio

          Year ended June 30, 1995 and the period from October 8, 1993
                 (commencement of operations) to June 30, 1994


                                       Government             Equity
                                       Securities             Income
                                       Portfolio             Portfolio
Net asset value:                     1995     1994        1995     1994
                                     ----     ----        ----     ----
  Beginning of period               $9.40    10.00        9.84    10.00
                                    -----    -----        ----    -----
Income (loss) from investment
 operations:
  Net investment income              0.45     0.27        0.22     0.19
  Net realized and unrealized
     gain (loss)
     on investments                  0.37    (0.60)       1.72    (0.16)
                                     ----    ------       ----    ------
         Total income (loss) from
             investment operations   0.82    (0.33)       1.94     0.03
                                     ----    ------       ----     ----
Less distributions:
  Dividends from net
   investment income                (0.45)   (0.27)      (0.22)   (0.19)
  Distributions from
   capital gains                       -        -        (0.09)     -
                                    ------   ------      ------   ------
      Total distributions           (0.45)   (0.27)      (0.31)   (0.19)
                                    ------   ------      ------   ------

End of period                       $9.77    $9.40       11.47     9.84
                                    =====    =====       =====     ====

Total return                         9.0%    (3.4%)*     20.3%    (.03%)*
                                     ====    ======      =====    ======

Ratios/Supplemental data:
  Net assets, end of period    $13,885,204 12,477,517 12,813,352  12,892,161

  Ratio of expenses to
   average net assets               0.80%    0.74%**      .82%    0.76%**
  Ratio of net income to
   average net assets               4.82%    3.89%**     2.14%    2.38%**
  Portfolio turnover rate          33.88%   17.36%      19.89%   10.05%

  *Total return is not annualized.
  **Annualized for those periods less than twelve months in duration.

                            FINANCIAL HIGHLIGHTS

                       Capital Appreciation Portfolio


     Years Ended June 30, 1995 and 1994 and for the period from January 4,
               1993 (commencement of operations) to June 30, 1993





Net asset value:                               1995     1994     1993
                                               ----     ----     ----
Beginning of period                           $8.95     9.40    10.00
                                              -----     ----    -----
Income (loss) from investment
 operations:
  Net investment loss                        (0.15)    (0.12)   (0.04)
  Net realized and unrealized
   gain (loss) on investments                 2.62     (0.33)   (0.56)
                                             ------    ------   ------
      Total Income (loss) from
       investment operations                  2.47     (0.45)   (0.60)
                                             ------    ------   ------

Less distributions from capital gains        (0.19)      -        -
                                             ------    ------   ------

End of period                               $11.23      8.95     9.40
                                            ======      ====     ====

Total return                                 28.6%     (4.8%)   (6.0%)*
                                             =====     ======   =======

Ratios/Supplemental data:
  Net assets, end of period                 $748,588  653,757   583,403

  Ratio of expenses to average net assets    2.69%      2.13%    2.41%**
  Ratio of net loss to average net assets   (1.59%)    (1.27%)  (1.04%)**
  Portfolio turnover rate                   214.47%     9.09%    4.42%



  *Total return is not annualized.
  **Annualized for those periods less than twelve months in duration.

                       INVESTMENT OBJECTIVES AND POLICIES

      The investment objective of each of the Portfolios listed below cannot be changed without shareholder approval in the manner described under the caption "Special Investment Methods - Investment Restrictions." In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved. The investment policies and techniques employed in pursuit of the Portfolios' objectives may be changed without shareholder approval, unless otherwise noted. See "Special Investment Methods" for definitions and discussion regarding certain types of securities and the risks of investing in such securities.


                     Intermediate Government Bond Portfolio

Investment Objective

      The investment objective of the Intermediate Government Bond Portfolio is to provide current income, some or all of which is exempt from state income tax, consistent with the preservation of capital. In order to achieve this objective, at least 80% of the assets of the Portfolio will be invested, at the time of purchase, in securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities. Additionally, the Portfolio may invest in money market instruments. See "Special Investment Methods - Money Market Instruments."

      The Portfolio will maintain an average dollar weighted maturity with respect to all of the debt securities in which it will invest between three (3) and ten (10) years.

Investment Policies

      In seeking to achieve its objective of current income, the Portfolio will normally purchase securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio reserves the right to sell any security without regard to the length of time it has been held if general economic, industry or securities market conditions warrant such action. The Portfolio expects that annual portfolio turnover rate will normally not exceed 100%. The higher the portfolio turnover rate, the higher will be its expenditures for brokerage commissions and related transaction costs.

      The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change. The Portfolio will attempt to invest in many securities in a variety of industries, but it cannot assure the elimination of investment and market risks nor the attainment of its objective.

                        Government Securities Portfolio
Investment Objective

      The investment objective of the Government Securities Portfolio is to provide current income, consistent with the preservation of capital. In order to achieve this objective, at least 80% of the total assets of the Portfolio will be invested in securities issued or guaranteed by the U. S. Government, its agencies or its instrumentalities. In addition, the Portfolio will invest its remaining assets in the following securities:

      1. Domestic issues of marketable debt obligations, rated at time of purchase within the three highest debt rating categories established by Moody's or S&P. A description of these debt rating categories (Moody's Aaa, Aa, and A, and S&P AAA, AA, and A) is found in Appendix A to the Statement of Additional Information. In selecting domestic issues of marketable debt securities for the Portfolio, the Adviser will utilize a fundamental analysis of the issuer's financial condition and operations, including an analysis of products and services and competition, management research and development activities. Such issuers generally will have a debt to capital ratio of less than 60% and have market capitalization in excess of $500,000,000.

      2. Obligations of commercial banks, including negotiable certificates of deposit, banker's acceptances and repurchase agreements on securities issued or guaranteed by the U.S. Government. Certificates of deposit and banker's acceptances evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate. A repurchase agreement involves the sale of securities and an agreement by the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time period, usually until the next business day but occasionally for longer periods. Repurchase agreements involve certain risks which are described in greater detail in the Statement of Additional Information.

      3. Money market instruments. See "Special Investment Methods - Money Market Instruments."

Investment Policies

      The Portfolio will not concentrate its investments in any particular industry or group of industries. Instead, the Portfolio will invest in a number of different industries and at no time invest 25% or more of its total assets in any one industry or group of industries.

      In seeking to achieve its objective of current income, the Portfolio will normally purchase securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio reserves the right to sell any security without regard to the length of time it has been held if general economic, industry or securities market conditions warrant such action. The Portfolio expects that annual portfolio turnover rate will normally not exceed 100%. The higher the Fund's portfolio turnover rate, the higher will be its expenditures for brokerage commissions and related transaction costs.

      The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change. The Portfolio will attempt to invest in many securities in a variety of industries, but it cannot assure the elimination of investment and market risks nor the attainment of its objective. The average dollar-weighted maturity of the Portfolio's investments in debt instruments will normally be between three and seven years.


                            Equity Income Portfolio

Investment Objective

      The investment objective of the Equity Income Portfolio is capital appreciation and income. The Portfolio will seek to achieve its objectives by investing in a diversified portfolio of common stock and convertible securities convertible into common stock. Except during periods when the Portfolio assumes a temporary defensive position and invests in U.S. Government securities, repurchase agreements and money market instruments, the Portfolio will have at least 65% of its total assets invested in common stock or in securities convertible to common stock. In addition, the Portfolio will maintain at least 65% of its total assets in equity securities yielding dividends and/or interest bearing securities convertible into common stock.

Investment Policies

      The Portfolio intends to invest principally in medium and large capitalization companies (greater than $500 million market capitalization) with debt to capital ratios of 60% or lower, which, in the view of the Adviser, possess attractive growth characteristics, market valuations and dividends. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share of the stock.

      The Portfolio seeks to identify and invest in companies whose earnings and dividends the Adviser believes will grow faster than inflation and faster than the economy in general and whose growth the Adviser believes has not yet been fully reflected in the market price of the companies' shares and which will outperform the Standard and Poor's Equity Index on a risk adjusted basis (an evaluation of return adjusted by a factor reflecting the volatility of the issue versus the S & P 500 index). In seeking these investments, the Adviser relies primarily on a company-by-company analysis (rather than on a broader analysis of industry or economic sector trends) and considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line or market and the soundness of the company's financial position. Once companies are identified as possible investments, the Adviser applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced. The Adviser may use options in hedging strategies designed to protect the Portfolio's holdings. See "Special Investment Methods - Options Transactions."

      The Equity Income Portfolio intends periodically to invest in special situations. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the stock market as a whole. Developments creating special situations might involve, among others, the following: "workouts" such as liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Special situations involve a different type of risk than is inherent in ordinary investment securities; that is, a risk involving the likelihood or timing of specific events rather than general economic market or industry risks. As with any securities transaction, investment in special situations involves the risk of decline or total loss of the value of the investment. However, the Adviser will not invest in special situations unless, in its judgment, the risk involved is reasonable in light of the Portfolio's investment objective, the amount to be invested and the expected investment results.

      The convertible securities in which the Portfolio may invest include convertible debt and convertible preferred stock which is rated in the three highest ratings categories of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's, Inc. ("S&P's") for such securities. For a description of the Moody's and S&P's ratings see Appendix A to the Statement of Additional Information.

      When the Investment Adviser believes that prevailing market or economic conditions warrant a temporary defensive investment position, the Portfolio may invest a portion or all of its assets in non-convertible preferred stock, non-convertible debt securities and United States Government, state and municipal and governmental agency and instrumentality obligations, or funds may be retained in cash or cash equivalents, such as money market mutual fund shares. Securities issued or guaranteed by the United States Government may include, for example, Treasury Bills, Bonds and Notes which are direct obligations of the United States Government. Obligations issued or guaranteed by United States Government agencies or instrumentalities may include, for example, those of Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association and Farmers Home Administration. Such securities will include, for example, those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury as well as those supported only by the credit of the issuing agency or instrumentality. State and municipal obligations, which are typically tax exempt, may include both general obligation and revenue obligations, issued for a variety of public purposes such as highways, schools, sewer and water facilities, as well as industrial revenue bonds by public bodies to finance private commercial and industrial facilities.


                         Capital Appreciation Portfolio

Investment Objective

      The Investment Objective of the Capital Appreciation Portfolio is capital appreciation. The Portfolio will seek to achieve this objective by investing in a diversified portfolio of common stocks and securities convertible into common stocks. The Adviser intends to invest principally in companies which it believes will have earnings growth above the market averages with an emphasis toward companies whose growth the Adviser believes has not been fully reflected in the market price of such companies' shares. While the Portfolio may assume from time to time temporary defensive positions and invest in U.S. Government debt securities, repurchase agreements and money market instruments, the Portfolio will maintain at least 65% of its total assets in common stocks or in securities convertible into common stock at all times.

      In making investment selections, the Adviser relies primarily on a company-by-company analysis (rather than on a broader analysis of industry or economic sector trends) and considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line market and the soundness of a company's financial position. As companies are identified as possible investments, the Adviser further evaluates such companies by application of a number of valuation techniques to determine the relative attractiveness of each company. Based upon these factors, the Adviser will attempt to select those companies whose shares, in its estimation, are most attractively priced.

      The Capital Appreciation Portfolio will also periodically invest in special situations. A special situation arises when, in the opinion of the Adviser, the securities or particular company will, within a reasonable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the stock market as a whole. Developments creating special situations include recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Special situations also involve a different type of risk than is inherent in ordinary investment securities; that is, a risk that the Investment Adviser may inaccurately predict the likelihood or timing of specific events rather than general economic or industry risks and as a result fail to achieve the investment objective. As in any securities transaction, an investment in a special situation may result in the decline or total loss of the value of the particular investment. The Adviser will not, however, invest in special situations, unless, in its judgment, the risk involved is reasonable in light of the Portfolio's investment objective, the amount to be invested and the expected investment results.

      The Capital Appreciation Portfolio may invest in convertible securities including convertible debt and convertible preferred stock. Such convertible debt and convertible preferred stock shall be rated BBB or higher by S&P or Baa by Moody's. For a description of Moody's and S&P's ratings see Appendix A to the Statement of Additional Information. Securities rated Baa by Moody's and BBB by S&P have speculative characteristics. The Adviser may also use options and hedging strategies designed to protect the Portfolio's holdings.

                           SPECIAL INVESTMENT METHODS

      The Portfolios may invest in U.S. Government Securities, repurchase agreements, convertible securities, options for hedging purposes and money market instruments. Descriptions of such securities, and the inherent risks of investing in such securities, are set forth below.

U.S. Government Securities

       The Portfolios may invest in U.S. Government Securities which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations issued by the U.S. Treasury include Treasury Bills, Notes and Bonds which differ from each other mainly in their interest rates and the length of their maturity at original issue. In this regard, Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities greater than ten years. Such Treasury Securities are backed by the full faith and credit of the U.S. Government.

      The obligations of U.S. Government agencies or instrumentalities are guaranteed or backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-related securities, and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations.

      As with all fixed income securities, various market forces influence the value of such securities. There is an inverse relationship between the market value of such securities and yield. As interest rates rise, the value of the securities falls; conversely, as interest rates fall, the market value of such securities rises.

Repurchase Agreements

      The Government Securities, Equity Income and Capital Appreciation Portfolios may enter into repurchase agreements on U.S. Government Securities for temporary defensive purposes. A repurchase agreement involves the purchase by a Portfolio of U.S. Government Securities with the condition that after a stated period of time (usually seven days or less) the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Portfolio will seek to sell the collateral, which action could involve costs or delays. In such case, the Portfolio's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Portfolio would suffer a loss.

Options Transactions

      The Equity Income Portfolio and Capital Appreciation Portfolio may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because the Portfolio may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Portfolio is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

      The Equity Income Portfolio and Capital Appreciation Portfolio may also purchase call options solely for the purpose of hedging against an increase in prices of securities that the Portfolio ultimately wants to buy. Such protection is provided during the life of the call option because the Portfolio may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Portfolio will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

      The Equity Income Portfolio and Capital Appreciation Portfolio may only purchase exchange-traded put and call options. Exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while other options may not. See "Special Investment Methods - Investment Restrictions."

      Use of options in hedging strategies is intended to protect performance but can result in poorer performance than without hedging with options, if the Adviser is incorrect in its forecasts of the direction of stock prices. Normally, the Portfolio will only invest in options to protect existing positions and as a result, will normally invest no more than 10% of the Portfolio's assets in options.

Convertible Securities

      Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer's underlying common shares at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, or a combination of the features of these securities. The investment characteristics of convertible securities vary widely, allowing convertible securities to be employed for different investment objectives.

      Convertible bonds and convertible preferred stocks are fixed income securities entitling the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. They are senior securities, and, therefore, have a claim to assets of the issuer prior to the common stock in the case of liquidation. However, convertible securities are generally subordinated to non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

      As with all fixed income securities, various market forces influence the market value of convertible securities, including changes in the prevailing level of interest rates. As the level of interest rates increases, the market value of convertible securities tends to decline and, conversely, as interest rates decline, the market value of convertible securities tends to increase. The unique investment characteristic of convertible securities (the right to exchange for the issuer's common stock) causes the market value of the convertible securities to increase when the value of the underlying common stock increases. However, because security prices fluctuate, there cannot be an assurance of capital appreciation. Most convertible securities will not reflect as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight non-convertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.

      Most convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.

Money Market Instruments

      The  Government   Securities,   Equity  Income  and  Capital  Appreciation
Portfolios may invest in money market instruments which include:

      (i)   U.S. Treasury Bills;

      (ii)  U.S. Treasury Notes with maturities of 18 months or less;

      (iii) U.S. Government Securities subject to repurchase agreements;

      (iv) Obligations of domestic branches of U.S. banks (including certificates of deposit and bankers' acceptances with maturities of 18 months or less) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000 and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC") or the Federal Savings and Loan Insurance Corporation ("FSLIC");

      (v) Commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's;

      (vi) Short-term (maturing in one year or less) corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and

      (vii) Shares of no-load money market mutual funds (subject to the ownership restrictions of the Investment Company Act of 1940). See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

The Intermediate Government Bond Portfolio may invest in the Money Market Instruments described in (i), (ii), (iv) and (vii) above, provided that investments in shares of no load money market mutual funds shall be further invested in those money market mutual funds which invest solely in those securities otherwise permitted for the Portfolio. Investment by a Portfolio in shares of a money market mutual fund indirectly results in the investor paying not only the advisory fee and related fees charged by the Portfolio, but also the advisory fees and related fees charged by the adviser and other entities providing services to the money market mutual fund.

Borrowing

      The Portfolios may borrow money from banks for temporary or emergency purposes in an amount of up to 10% of the value of the Portfolio's total assets. Interest paid by a Portfolio on borrowed funds would decrease the net earnings of that Portfolio. None of the Portfolios will purchase portfolio securities while outstanding borrowings exceed 5% of the value of the Portfolio's total assets. Each of the Portfolios may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed with respect to a Portfolio without the approval of a majority of that Portfolio's shares.

Portfolio Turnover

      While it is not the policy of any of the Portfolios to trade actively for short-term (less than six months) profits, each Portfolio will dispose of securities without regard to the time they have been held when such action appears advisable to the Adviser, subject to, among other factors, the constraints imposed on regulated investment companies by Subchapter M of the Internal Revenue Code. See "Dividends, and Taxes." In the case of each Portfolio, frequent changes will result in increased brokerage and other costs.

      The methods of calculating portfolio turnover rate are set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions - Portfolio Turnover."

Investment Restrictions

      The Fund has adopted certain investment restrictions applicable to the Portfolios which are set forth in the Statement of Additional Information. Some of these restrictions, which are fundamental and may not be changed without shareholder approval, include the following: (1) no Portfolio will invest 25% or more of its total assets in any one industry (this restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto; however, utility companies, gas, electric, telephone, telegraph, satellite, and microwave communications companies are considered as separate industries); (2) no security can be purchased by a Portfolio, except the Intermediate Government Bond Portfolio if, as a result, more than 5% of 75% of the total assets of that Portfolio would then be invested in the securities of a single issuer (other than U.S. Government obligations); (3) as to the Intermediate Government Bond Portfolio, no security may be purchased by it if, as a result, more than 5% of the value of 100% of its total assets would be invested in the securities of a single issuer (other than U.S. Government obligations); (4) no security can be purchased by a Portfolio if as a result more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by that Portfolio; and (5) no Portfolio will cause more than 10% of the value of its total assets to be invested collectively in repurchase agreements maturing in more than seven days and other illiquid securities. Additional investment restrictions are set forth in the Statement of Additional Information.


      If a percentage restriction set forth under "Investment Objectives and Policies" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. The foregoing investment restrictions, as well as all investment objectives and policies designated by the Fund as fundamental policies in the Statement of Additional Information, may not be changed without the approval of a "majority" of a Portfolio's shares outstanding, defined as the lesser of: (a) 67% of the votes cast at a meeting of shareholders for a Portfolio at which more than 50% of the shares are represented in person or by proxy, or (b) a majority of the outstanding voting shares of that Portfolio. These provisions apply to each Portfolio if the action proposed to be taken affects that Portfolio. The Adviser may also agree to certain additional investment policies in order to qualify the shares of some of the Portfolios in various states.

                                   MANAGEMENT

Board of Directors

      As in all corporations, the Fund's Board of Directors has the primary responsibility for overseeing the overall management of the Fund. The Board of Directors meets periodically to review the activities of the Portfolios and the Adviser and to consider policy matters relating to the Portfolios and the Fund.

Investment Adviser and Administrator

      Union Bank and Trust Company has been retained under an Investment Advisory Agreement with the Fund to act as the Portfolios' Adviser subject to the authority of the Board of Directors. Union Bank and Trust Company was chartered as a state bank in 1918 and through its Trust Department has been managing investments for its trust accounts for many years; however, until the organization of the Fund, Union had not previously advised mutual funds. Union is substantially owned by Farmers and Merchants Investment, Inc., a Nebraska one bank holding company, which is controlled by members of the Dunlap family, which includes Michael S. Dunlap, an officer and director of the Fund. The address of the Adviser is 3643 So. 48th, Lincoln, Nebraska 68506.

      The Adviser furnishes the Portfolios with investment advice and, in general, supervises the management and investment programs of the Fund. The Adviser furnishes at its own expense all necessary administrative services: office space, equipment, clerical personnel for servicing the investments of the Portfolios, investment advisory facilities, executive and supervisory personnel for managing the investments and effecting the securities transactions of the Portfolios. In addition, the Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Adviser. Under the Investment Advisory Agreement, the Adviser receives a monthly fee computed separately on the daily average net asset value of the respective Portfolio at an annual rate of .50% for the Government Securities and Equity Income Portfolios; .65% for the Intermediate Government Bond Portfolio and 1.40% of the daily net asset value of the Capital Appreciation Portfolio plus a performance-based adjustment described below.


      With regard to the investment advisory fee paid for the Capital Appreciation Portfolio, the Capital Appreciation Portfolio pays the Adviser a basic monthly management fee computed at the annual rate of 1.40% of its daily average net asset value. In addition, the Capital Appreciation Portfolio pays the Adviser an incentive adjustment, by which the basic fee may be increased or decreased by up to 1.40% of the average daily net asset value during the latest 12 months (a rolling average method) of the Portfolio, depending upon the performance of the Portfolio relative to the S&P 500. See the Statement of Additional Information for a detailed discussion of the incentive fee. For the period ending June 30, 1995, the Fund paid the Adviser $2,292, which when annualized represented a fee equivalent to .34% of average annual net assets. This basic fee is higher than that paid by most other investment companies.

      William S. Eastwood, CFA, Jon C. Gross, CFA, and Curtis R. LeValley are responsible for the day-to-day management of the Portfolio's investments. William S. Eastwood has been affiliated with Union Bank & Trust Company and the management of the Fund and of the various common trust funds of Union Bank & Trust Company since March of 1995. Prior to joining Union Bank & Trust, Mr. Eastwood was Statewide Manager of Trust Investments for a regional bank. Mr. Eastwood was responsible for the management of equity and fixed income common funds at that bank from 1979 to 1995. Mr. Eastwood holds the Chartered Financial Analyst (CFA) professional designation. Jon C. Gross is currently a Trust Investment Officer/Portfolio Manager and has been affiliated with Union Bank & Trust Company since 1988 and has been actively involved in management of the Fund and the common and collective funds of the Bank since July, 1991. Mr. Gross holds the Chartered Financial Analyst (CFA) professional designation. Curtis LeValley is currently a Trust Investment Officer/Portfolio Manager and has been affiliated with Union Bank & Trust Company since May of 1995. Prior to joining Union Bank & Trust, Mr. LeValley managed investment accounts for high net worth individuals. Mr. LeValley is currently enrolled in the CFA program.

      Lancaster Administrative Services, Inc., has also been retained as the Fund's Administrator under a Transfer Agent and Administrative Services Agreement with the Fund. The Administrator provides, or contracts with others to provide, all necessary recordkeeping services and share transfer services for the Fund. The Administrator is entitled to receive an administration fee, computed and paid monthly, at an annual rate of .25% of the average daily net assets of each Portfolio. The Administrator intends to enter into
Sub-Administration Agreements with various banks and financial institutions pursuant to which such banks and financial institutions will provide subaccounting and other shareholder services to their customers who invest in the Portfolios. These Sub-Administration Agreements will provide for the payment of a fee of up to .15% of average daily net assets of the Portfolios represented by shares held by the banks. Banks may reimburse customer accounts for such fees if required by local trust laws.

Expenses

      The expenses paid by the Portfolios are deducted from total income before dividends are paid. These expenses include, but are not limited to, the fees paid to the Adviser and the Administrator, taxes, interest, ordinary and extraordinary legal and auditing fees, custodial charges, registration and blue sky fees incurred in registering and qualifying the Portfolios under state and federal securities laws, association fees, director fees paid to directors who are not affiliated with the Adviser, and any other fees not expressly assumed by the Adviser or Administrator. Any general expenses of the Fund that are not readily identifiable as belonging to a particular Portfolio will be allocated to the Portfolios on a pro rata basis, at the time such expenses are accrued. The Portfolios pay their own brokerage commissions and related transactions costs.

Portfolio Brokerage

      The primary consideration in effecting transactions for the Portfolios is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and the broker-dealers through or with which (acting on an agency basis or as principal) they seek execution at the most favorable prices. The Adviser may consider a number of factors in determining which broker-dealers to use for the Portfolios' transactions. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. Portfolio transactions for the Portfolios may be effected through SMITH HAYES, which also acts as the Distributor of the Fund's shares, if the commissions, fees or other remuneration received by SMITH HAYES are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. SMITH HAYES has represented that, in executing portfolio transactions for the Fund, it intends to charge commissions which are substantially less than non-discounted retail commissions. In effecting portfolio transactions through SMITH HAYES, the Fund intends to comply with
Section 17(e)(1) of the Investment Company Act of 1940 (the "1940 Act"), as amended.

Banking Law Matters

      Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities. The same laws and regulations generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer. Cline, Williams, Wright, Johnson & Oldfather, counsel to the Fund, believe that the Adviser and any other bank or bank affiliate that may perform advisory or sub-transfer agent or similar services may perform the services described in this Prospectus for the Fund and its shareholders without violating applicable federal banking laws or regulations.

      However, judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank or bank affiliate were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and an alternative means of continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank or bank affiliate might no longer be able to avail itself of their services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Performance Information

      From time to time, performance information for the Portfolios showing a Portfolio's average annual total return, aggregate total return and/or yield may be presented in advertisements and sales literature. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated for the period since the establishment of the Portfolio for which performance is being calculated. Average annual total return is measured by comparing the value of an investment in a Portfolio at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing a Portfolio's net investment income per share (as calculated on a yield to maturity basis) earned during a recent 30-day period by that Portfolio's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) earned on the last day of the period and annualizing the result.

      In  addition,   from  time  to  time  the  Portfolios  may  present  their distribution rate in supplemental sales literature which is accompanied or preceded by a prospectus and in its shareholder reports. Distribution rates will be computed by dividing the distribution per share made by a Portfolio over a 12-month period by the maximum offering price per share. The calculation of income and the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because it includes capital items which are often non-reoccurring in nature, whereas yield does not include such items.

      Investors may also judge the performance of each Portfolio by comparing its performance to the performance of other mutual funds or other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about the Portfolios that appears in such publications may be included in advertisements and reports to shareholders.

      Yield and total return are functions of the type and quality of instruments held by a Portfolio, operating expenses and market conditions.
Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by the Adviser or any of its affiliates with respect to customer accounts for investing in shares of any of the Portfolios will not be included in performance calculations; such fees, if charged, will reduce the actual performance by that quoted. In addition, if the Adviser, the Administrator, or other parties providing services to the Fund, voluntarily reduce all or part of their respective fees for a Portfolio, the yield and total return for that Portfolio will be higher than it would otherwise be in the absence of such voluntary fee reductions.

                               PURCHASE OF SHARES
General

      SMITH HAYES acts as the principal distributor of the Fund's shares. The Portfolios' shares may be purchased at the net asset value per share from registered representatives of SMITH HAYES and from certain other broker-dealers who have sales agreements with SMITH HAYES. The address of SMITH HAYES is that of the Fund. Shareholders will receive written confirmation of their purchases. Stock certificates will not be issued in order to facilitate redemptions and transfers between the Portfolios. SMITH HAYES reserves the right to reject any purchase order. Shares of the Portfolios are offered to the public without a sales charge at the net asset value per share next determined following receipt of an order by SMITH HAYES. See "Valuation of Shares."

      Investors may purchase shares by completing the Purchase Application included in this Prospectus and submitting it with a check payable to:

                               STRATUS FUND, Inc.
                               200 Centre Terrace
                                1225 "L" Street
                            Lincoln, Nebraska 68508

For subsequent purchases, the name of the account and the account number should be included with any purchase order to properly identify your account. Payment for shares may also be made by bank wire. To do so, the investor must direct his or her bank to wire immediately available funds directly to the Custodian as indicated below:

      1. Telephone the Fund (402) 476-3000 and furnish the name, the account number and the telephone number of the investor as well as the amount being wired and the name of the wiring bank. If a new account is being opened, additional account information will be requested and an account number will be provided.

      2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Fund will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. The investor's bank must furnish the full name of the investor's account and the account number.

The wire should be addressed as follows:

                          UNION BANK AND TRUST COMPANY
                               Lincoln, Nebraska
                        Fund Department, ABA #104910795
                            Lincoln, Nebraska 68506
                         Account of STRATUS FUND, Inc.
                       ---------------------------------
                        FBO (Account Registration name)
                       #________________________________

     3. Complete a Purchase Application and mail it to the Fund, if shares being purchased by bank wire transfer represent an initial purchase. (The completed Purchase Application must be received by the Fund before subsequent instructions to redeem Fund shares will be accepted). Banks may impose a charge for the wire transfer of funds.

Minimum Investments

     Except as provided under the Automatic Investment Plan a minimum initial aggregate investment of $1,000 is required, unless waived by the Distributor. All investments must be made through your SMITH HAYES investment executive or other broker-dealer.


Automatic Investment Plan

     Under an automatic investment plan, money is withdrawn each month from a shareholder's predesignated bank account for investment in a Portfolio. The minimum investment is $50 per Portfolio. A shareholder must make an initial investment of at least $50 in each receiving Portfolio. By investing the same dollar amount each month, a shareholder will purchase more shares when a Portfolio's net asset value is low and fewer shares when the net asset value is high. This means that the shareholder's average purchase price per share can be lower than if he or she purchased the same total number of shares in a single transaction. While periodic investing can help build significant savings over time, it does not assure a profit or protect against loss in a declining market.

     Investor's must notify their account representative to establish an automatic investment plan, and his or her bank must be a member of the Automated Clearing House. The shareholder may revoke the plan at any time, but it may take up to 15 days from the date a written revocation notice is received to terminate the plan. Any purchases of shares made during the period shall be considered authorized. If an automatic withdrawal cannot be made from the shareholder's predesignated bank account to provide funds for automatic share purchases, the shareholder's plan will be terminated.

                              REDEMPTION OF SHARES

Redemption Procedure

     Shares of the Portfolios, in any amount, may be redeemed at any time at their current net asset value next determined after a request in good order is received by SMITH HAYES. To redeem shares of the Portfolios, an investor must make a redemption request through a SMITH HAYES investment executive or other broker-dealer. If the redemption request is made to a broker-dealer other than SMITH HAYES, such broker-dealer will wire a redemption request to SMITH HAYES immediately following the receipt of such a request. A redemption request will be considered to be in "good order" if made in writing and accompanied by the following:

     1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all the owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

     2.  a  guarantee  of  the   signature  of  each  owner  by  an  eligible
institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and

     3. other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

Payment of Redemption Proceeds

     Normally, the Fund will make payment for all shares redeemed within five business days, but in no event will payment be made more than seven days after receipt by SMITH HAYES of a redemption request in good order. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date. A shareholder may request that the Fund transmit redemption proceeds by Federal Funds bank wire to a bank account designated on the shareholder's account application form, provided such bank wire redemptions are in the amounts of $500 or more and all requisite account information is provided to the Fund.

Involuntary Redemption

     The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or transfer request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Automatic Withdrawal Plan

     Investors who own shares of the Fund with a value of $5,000 or more may elect to redeem a portion of their shares on a regular periodic (monthly, quarterly or annual) basis. The minimum withdrawal amount is $100. Payment may be made to the shareholder, a predesignated bank account, or to another payee. Under this plan, sufficient shares are redeemed form the shareholder's account(s) in time to send a check in the amount requested on or about the first day of a month. Redemptions under the automatic withdrawal plan will reduce and may ultimately exhaust the value of the designated account(s). Taxable gains or losses may be realized when shares are redeemed under the automatic withdrawal plan.

     Purchasing additional shares concurrently with automatic withdrawals is likely to be disadvantageous to the shareholder because to tax liabilities.
Consequently, the Portfolio will not normally accept additional purchase payments in single amounts of less than $5,000 from a shareholder who has this plan in effect. Any charges to operate an automatic withdrawal plan will be assessed against the shareholder's account(s) when each withdrawal is effected.

     Investor's must notify their account representative to establish an automatic withdrawal plan. Forms must be properly completed and received at least 30 days before the first payment date. An automatic withdrawal plan may be terminated at any time, by written notice from the shareholder.


                              VALUATION OF SHARES

     The Portfolios determine their net asset value on each day the New York Stock Exchange (the "Exchange") is open for business, provided that the net asset value need not be determined for a Portfolio on days when no Portfolio shares are tendered for redemption and no order for Portfolio shares is received. The calculation is made as of the close of business of the Exchange (currently 4:00 p.m., New York time) after the Portfolios have declared any applicable dividends.

     The net asset value per share for each of the Portfolios is determined by dividing the value of the securities owned by the Portfolio plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Portfolio shares outstanding. For the purposes of determining the aggregate net assets of the Portfolios, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean between the bid and the asked prices. Portfolio securities underlying actively traded options will be valued at their market price as determined above. The current market value of any exchange-traded option held by a Portfolio is its last sales price on the exchange prior to the time when assets are valued unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Lacking any sales that day, the options will be valued at the mean between the current closing bid and asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Directors. With the approval of the Board of Directors, the Portfolios may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.

                              DIVIDENDS AND TAXES

Dividends

     All net investment income dividends and net realized capital gains distributions with respect to the shares of any Portfolio will be payable in additional shares of such Portfolio unless the shareholder notifies his or her SMITH HAYES investment executive or other broker-dealer of an election to receive cash. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

     Each of the Portfolios will pay dividends from net investment income to its shareholders at least annually or as may be required to remain a regulated investment company under the Internal Revenue Code (the "Code") and distribute net realized capital gains, if any, to its shareholders on an annual basis.

Taxes

     The Portfolios will each be treated as separate entities for federal income tax purposes. The Fund intends to qualify the Portfolios as "regulated investment companies" as defined in the Code. Provided certain distribution requirements are met, the Portfolios will not be subject to federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

     Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or received in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

     Shareholders of the Intermediate Government Bond and the Government Securities Portfolios may be able to exclude a portion of the dividends received from taxable income as exempt interest income under various state income tax rules. Shareholders should consult their tax advisers as to the extent and availability of these exclusions.

     The Fund is subject to the backup withholding provisions of the Code and is required to withhold income tax from dividends and redemptions paid to a shareholder at a 31% rate, if such shareholder fails to furnish the Portfolio with a taxpayer identification number or under certain other circumstances.
Accordingly, shareholders are urged to complete and return Form W-9 when requested to do so by the Fund.

     This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. Shareholders are urged to consult with their personal tax advisers.

                              GENERAL INFORMATION

Capital Stock

     The Fund is authorized to issue a total of one billion shares of common stock, with a par value of $.001 per share. Of these shares, the Board of Directors has authorized the issuance of shares in series designated Intermediate Government Bond Portfolio, Government Securities Portfolio, Equity Income Portfolio and Capital Appreciation Portfolio shares. The Board of Directors designated 10 million shares to each of the Portfolios. The Board of Directors is empowered under the Fund's Articles of Incorporation to issue other series of the Fund's common stock without shareholder approval or to designate additional authorized but unissued shares for issuance by one or more existing Portfolios.

     All shares, when issued, will be fully paid and nonassessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Voting Rights

     Each share of the Portfolios has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Fund's shares. On some issues, such as the election of directors, all shares of the Fund, irrespective of series, vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

     On an issue affecting only one Portfolio, the shares of the Portfolio vote as a separate series. Examples of such issues would be proposals to (i) change the Investment Advisory Agreement, (ii) change a fundamental investment restriction pertaining to only one Portfolio or (iii) change a Portfolio's Distribution Plan. In voting on the Investment Advisory Agreement or proposals affecting only one Portfolio, approval of such an agreement or proposal by the shareholders of one Portfolio would make that agreement effective as to that Portfolio whether or not the agreement or proposal had been approved by the shareholders of the Fund's other Portfolios.

     As of September 30, 1995, the Adviser held of record but not beneficially, a substantial majority of the outstanding shares of each of the Portfolios and therefore may be deemed to control each of the Portfolios within the meaning of the 1940 Act.


Shareholders Meetings

     The Fund does not intend to hold annual or periodically scheduled regular meetings of shareholders unless it is required to do so. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. However, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Fund. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Fund.

     In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans. Finally, the Fund's Articles of Incorporation provide that shareholders also have the right to remove Directors upon two-thirds vote of the outstanding shares and may call a meeting to remove a Director upon the application of 10% or more of the outstanding shares. The Fund is obligated to facilitate shareholder communications in this situation if certain conditions are met.

Allocation of Income and Expenses

     The assets received by the Fund for the issue or sale of shares of the Portfolios, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to the Portfolios, and constitute the underlying assets of the Portfolios. The underlying assets of the Portfolios are required to be segregated on the books of account, and are to be charged with the expenses of the Portfolios and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series are allocated among all series based upon the relative net assets of each series at the time such expenses were accrued.

Transfer Agent, Dividend Disbursing Agent and Custodian

     Union Bank and Trust Company, Lincoln, Nebraska, serves as Custodian for the Fund's portfolio securities and cash. The Administrator acts as Transfer Agent and Dividend Disbursing Agent. In its capacity as Transfer Agent and Dividend Disbursing Agent, the Administrator performs many of the clerical and administrative functions for the Portfolios.

Reports to Shareholders

     The Fund will issue semi-annual reports which will include a list of securities of the Portfolio owned by the Fund and financial statements, which in the case of the annual report, will be examined and reported upon by the Fund's independent auditor.

Legal Opinion

     The legality of the shares offered hereby will be passed upon, and the opinion with respect to all tax matters will be rendered by, Messrs. Cline, Williams, Wright, Johnson & Oldfather, 1900 FirsTier Bank Building, Lincoln, Nebraska 68508.

Auditors

     The Fund's auditors are KPMG Peat Marwick LLP, Omaha, Nebraska, independent certified public accountants.

TABLE OF CONTENTS

Introduction ..............................................    2
Annual Operating Expenses..................................    4
Financial Highlights.......................................    5
Investment Objective
and Policies...............................................    9
   Intermediate Government Bond............................    9
   Government Securities...................................   10
   Equity Income...........................................   11
   Capital Appreciation....................................   12
Special Investment Methods ................................   14
Management ................................................   19
Purchase of Shares ........................................   23
Redemption of Shares ......................................   25
Valuation of Shares .......................................   26
Dividends and Taxes........................................   27
General Information........................................   28



NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY STRATUS FUND, INC. OR SMITH HAYES FINANCIAL SERVICES CORPORATION. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                               STRATUS FUND, INC.

                            INTERMEDIATE GOVERNMENT
                                 BOND PORTFOLIO

                             GOVERNMENT SECURITIES
                                   PORTFOLIO

                            EQUITY INCOME PORTFOLIO

                              CAPITAL APPRECIATION
                                   PORTFOLIO



                                   PROSPECTUS



                               INVESTMENT ADVISER
                          Union Bank and Trust Company


                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                             DIVIDEND PAYING AGENT
                            Lancaster Administrative
                                 Services, Inc.


                                  DISTRIBUTOR
                             SMITH HAYES Financial
                              Services Corporation


                                   CUSTODIAN
                          Union Bank and Trust Company
                               Lincoln, Nebraska

STRATUS FUND, Inc.                                     Date -------------------
500 Centre Terrace, 1225 L Street, Lincoln, NE 68508   Account #---------------
In accordance with the terms and conditions set forth in this form, the current prospectus, and my instructions below, I wish to establish a Shareholder Account in the designated Portfolio(s) as follows:

      O     Intermediate Government Bond Portfolio  -------------------- % or $
      O     Government Securities Portfolio         -------------------- % or $
      O     Equity Income Portfolio                 -------------------- % or $
      O     Capital Appreciation Portfolio          -------------------- % or $

ACCOUNT REGISTRATION (Please Print)
NOTE: In the case of two or more co-owners, the account will be registered " Joint Tenants with Right of Survivorship" and not as "Tenants-in-common" unless otherwise specified.
                                                                   O Individual
----------------------------------------------------------         O Jt. WROS
Name of Shareholder                                                O Corporation
                                                                   O Trust
----------------------------------------------------------         O Other------
Name of Co-Owner (if any)

-------------------------------------------------------------------------------
Street Address                            City              State      Zip Code

---------------------------    Citizen of-----   U.S.-----   Other(specify)-----
Social Security or T.I.N. #

---------------------------------------        --------------------------------
(Area Code) Home Telephone                     (Area Code) Business Telephone

DIVIDEND AND INVESTMENT OPTION (One box must be checked)
O Reinvest all  dividends and capital gains  distributions.
O Reinvest  capital gain distributions  only.
O Receive all dividends and capital gain distributions in cash.

SYSTEMATIC WITHDRAWAL PLAN
Mail a check for ----- prior to the last day of each -- O Month O Quarter O Year First check to be mailed------------------(specify month)

SHAREHOLDER AUTHORIZATION AND CERTIFICATION
I authorize any  instructions  contained  herein and certify under  penalties of perjury:(Strike  number 2 if not true)
 1. that the social security or other taxpayer identification number is correct;
 2. that I am not subject to withholding either because of a failure to report all interest or dividends or I was subject to withholding and the Internal Revenue Service has notified me that I am no longer subject to withholding.
                                          O Exempt from backup withholding
                                          O Non-exempt from backup withholding

X-----------------------------------    X--------------------------------------
 Signature of Shareholder/or             Signature of Co-Owner (if any)
 Authorized Officer, if corporation

FOR DEALER ONLY (We hereby authorize Stratus Fund, Inc. as our agent in connection with transactions under this authorization form. We guarantee the shareholder's signature.)

------------------------------------    ----------------------------------------
Dealer Name (Please Print)              Signature of Registered Representative

------------------------------------    ----------------------------------------
Home Office Address                     Address of Office Serving Account

------------------------------------    ----------------------------------------
City        State       Zip Code          City        State         Zip Code

------------------------------------    ----------------------------------------
Authorized Signature of Dealer      Branch No. Reg. Rep. No. Reg. Rep. Last Name

                               STRATUS FUND, INC.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                        GOVERNMENT SECURITIES PORTFOLIO
                            EQUITY INCOME PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                      STATEMENT OF ADDITIONAL INFORMATION


                               October 27, 1995


                               Table of Contents
                                                                         Page

GENERAL INFORMATION........................................................2
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...........................2
    Intermediate Government Bond Portfolio.................................2
    Government Securities Portfolio........................................2
    Equity Income Portfolio................................................3
    Capital Appreciation Portfolio.........................................3
    Portfolio Turnover.....................................................4
    All Portfolios.........................................................4
DIRECTORS AND EXECUTIVE OFFICERS...........................................5
INVESTMENT ADVISORY AND OTHER SERVICES.....................................6
PORTFOLIO TRANSACTIONS AND BROKERAGE
    ALLOCATIONS ..........................................................10
CAPITAL STOCK AND CONTROL.................................................11
NET ASSET VALUE AND PUBLIC OFFERING PRICE.................................12
REDEMPTION................................................................12
TAX STATUS................................................................13
CALCULATION OF PERFORMANCE DATA...........................................13
FINANCIAL STATEMENTS......................................................14
AUDITORS..................................................................14
APPENDIX A - Ratings of Corporate Obligations............................A-1


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the combined Prospectus for the Intermediate Government Bond Portfolio, Government Securities Portfolio, Equity Income Portfolio and Capital Appreciation Portfolio dated October 27, 1995, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Fund at 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska, 68508.

                              GENERAL INFORMATION
                             ---------------------

    The shares of the STRATUS FUND, Inc. (the "Fund") are currently offered in series, with each series representing a separate investment portfolio with its own investment objectives and policies. This Statement of Additional Information relates to the series designated Intermediate Government Bond Portfolio,
Government Securities Portfolio, Equity Income Portfolio and Capital Appreciation Portfolio shares (the "Portfolios"). The investment objectives and policies of the Portfolios are set forth in the Prospectus. The Fund was originally incorporated under the name NEW HORIZON FUND, INC. on October 29, 1990 and changed its name to APEX FUND, INC. on November 9, 1990. The name was changed to STRATUS FUND, INC. on January 23, 1991. The Union Government Securities Portfolio and Union Equity Income Portfolio changed their names to simply Government Securities Portfolio and Equity Income Portfolio effective April 30, 1994. The Growth/Income Portfolio was merged into the Equity Income Portfolio on the same date and ceased separate existence. Certain additional investment information is set forth below.

                     INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
                     -------------------------------------------------

Intermediate Government Bond Portfolio

    The investment objective of the Intermediate Government Bond Portfolio is to provide current income, some or all of which is exempt from state income tax, consistent with the preservation of capital. In order to achieve this objective, at least 80% of the assets of the Portfolio will be invested, at the time of purchase, in securities issued or guaranteed by the United States Government, its agencies or its instrumentalities.

    The Portfolio will maintain an average dollar weighted maturity of between three and ten years on debt securities it owns.

Government Securities Portfolio

    The investment objective of the Government Securities Portfolio is to provide current income consistent with the preservation of capital. In order to achieve this objective, at least 80% of the total assets of the Portfolio will be invested, at the time of purchase, in securities issued or guaranteed by the United States Government, its agencies or its instrumentalities.

    Additionally, the Portfolio may invest the remainder of its assets in:

(1) Domestic marketable debt obligations, rated at time of purchase within the three highest debt rating categories established by Moody's Investors Service, Inc. (Moody's)(Aaa, Aa and A) or Standard and Poor's Corporation ("Standard and Poor's) (AAA,AA and A) (see "Appendix" hereto);

(2) Obligations of commercial banks, including repurchase agreements. A repurchase agreement involves the sale of securities and an agreement by the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time period, usually until the next business day but occasionally for longer periods. The Portfolio must initially rely upon the credit of a particular bank for completion of the repurchase agreement. Such repurchase agreements are intended to be fully collateralized, in an amount equal to at least the principal amount of the transaction plus accrued interest earned thereon, by the underlying Government or agency securities valued at their fair market value each day. Although the Portfolio will normally have legal title to and construction possession of the collateral, it cannot eliminate the risk of a default by a bank which could result in a loss to the Portfolio on the sale of the underlying securities or delays in obtaining the collateral because of bankruptcy or insolvency proceedings.

(3) Money Market investments as fully described in the Prospectus.

Equity Income Portfolio

    Ordinarily, the Equity Income Portfolio will be principally invested in common stocks and other equity-related securities, such as convertible bonds and preferred stock. Investments in convertible bonds and preferred stock will only be made in securities which are rated in the top three classifications by Moody's Investors Service, Inc. or Standard and Poor's Corporation. (see "Appendix A" hereto for a description of these ratings).

    In addition to common and preferred stocks, the Equity Income Portfolio may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends. The Equity Income Portfolio may purchase securities of other investment companies, subject to the limitations discussed under "Investment Objectives, Policies and Restrictions - All Portfolios." The Equity Income Portfolio does not intend to purchase any such securities involving the payment of a front-end sales load, but may purchase shares of investment companies specializing in securities in which the Equity Income Portfolio has a particular interest or shares of closed-end investment companies which frequently trade at a discount from their net asset value.

    The Equity Income Portfolio intends periodically to invest in special situations. A special situation arises when, in the opinion of the Investment Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the stock market as a whole. Developments creating special situations might involve, among others, the following: "workouts" such as liquidations, reorganizations, recapitalizations or mergers; material litigations; technological breakthroughs; and new management or management policies. Special situations involve a different type of risk than is inherent in ordinary investment securities, that is, a risk involving the likelihood or timing of specific events rather than general economic market or industry risks. As with any securities transaction, investment in special situations involves the risk of decline or total loss of the value of the investment. However, the Adviser will not invest in special situations unless, in its judgment, the risk involved is reasonable in light of the Portfolio's investment objective, the amount to be invested and the expected investment results.

Capital Appreciation Portfolio

    The Investment Objective of the Capital Appreciation Portfolio is capital appreciation. The Portfolio will seek to achieve this objective by investing in a diversified portfolio of common stocks and securities convertible into common stocks. The Investment Adviser intends to invest principally in companies which it believes will have earnings growth above the market averages with an emphasis toward companies whose growth the Investment Adviser believes has not been fully reflected in the market price of such companies' shares. While the Portfolio may assume from time to time temporary defensive positions and invest in U.S. Government debt securities, repurchase agreements and money market instruments, the Portfolio will maintain at least 65% of its total assets in common stocks or in securities convertible into common stock at all times.

    In making investment selections, the Investment Adviser relies primarily on a company by company analysis (rather than on a broader analysis of industry or economic sector trends) and considers such matters as the quality of a company's management, the existing of a leading or dominant position in a major product line or market and the soundness of a company's financial position. As companies are identified as possible investments, the Investment Adviser further evaluates such companies by application of a number of valuation techniques to determine the relative attractiveness of each company. Based upon these factors, the Investment Adviser will attempt to select those companies whose shares, in its estimation, are most attractively priced.

    The Capital Appreciation Portfolio will also periodically invest in special situations. A special situation arises when, in the opinion of the Investment Adviser, the securities or particular company will, within a reasonable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the stock market as a whole. Developments creating special situations include recapitalizations or mergers, material litigation, technological break-throughs, and new management or management policies. Special situations also involve a different type of risk that is inherent in ordinary investment securities, that is, a risk that the Investment Adviser may inaccurately predict the likelihood or timing of specific events rather than general economic or industry risks and as a result fail to achieve the investment objective. As in any securities transaction, an investment in a special situation may result in the decline or total loss of the value of the particular investment. The Investment Adviser will not, however, invest in special situations, unless, in its judgement, the risk involved is reasonable in light of the Portfolio's investment objective, the amount to be invested and the expected investment results.

    The Capital Appreciation Portfolio may invest in convertible securities including convertible debt and convertible preferred stock. Such convertible debt and convertible preferred stock shall be rated BBB or higher by Standard and Poors, Inc. ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's"). For a description of the Moody's and S & P ratings see Appendix to Statement of Additional Information. The Investment Adviser may also use options and hedging strategies designed to protect the Portfolio's holdings.

Portfolio Turnover

    The portfolio turnover rate for each of the Portfolios is calculated by dividing the lesser of a Portfolio's purchases or sales of securities for the year by the monthly average value of the securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. Portfolio turnover will not be a limiting factor in making investment decisions.

All Portfolios

    The Fund has adopted a number of investment policies and restrictions for all the Portfolios, some of which can be changed by the Board of Directors. Others may be changed only by the holders of a majority of the outstanding shares of each Portfolio and include the following:

    Without shareholder approval, each of the Portfolios may not:

    (1) purchase any securities other than those described under "Investment Objectives and Policies" in the Prospectus for each Portfolio:


    (2) invest more than 5% as to 75% of its total assets, except that the Intermediate Government Bond Portfolio may not invest more than 5% as to 100% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, other than in U.S.Government securities;


    (3) invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of issuers with operating records, including any predecessors, of less than three years;

    (4) acquire more than 10%, at the time of a particular purchase, of the outstanding voting securities of any one issuer;

    (5) invest  in  companies  for   the  purpose   of   exercising  control  or
        influencing management;

    (6) purchase securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization or by purchase in the open market where no profit to the sponsor or dealer results from the purchase other than customary brokerage commissions or pursuant to the provisions of the Investment Company Act of 1940 which restricts purchases to not more than 3% of the stock of another investment company or purchases of stock of other investment companies equal to more than 5% of the respective Portfolio's assets in the case of a single investment company and 10% of such assets in the case of all investment companies in the aggregate;

    (7) purchase or sell real estate, commodities or commodity contracts, futures contracts or interests in oil, gas or other mineral exploration or development programs;

    (8) purchase securities on margin or make short sales;

    (9) underwrite securities of other issuers;

    (10)purchase or write puts, and calls, or engage in straddles, and spreads or any combination thereof other than as described under "Special Investment Methods" in the Prospectuses;

    (11)make loans to other persons other than by purchasing part of an issue of debt obligations; a Portfolio may, however, invest up to 10% of its total assets, taken at market value at time of purchase, in repurchase agreements maturing in not more than seven days;

    (12)borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding 10% of its total assets, nor purchase securities at any time borrowings exceed 5% of its total assets;

    (13)mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the respective Portfolio except as may be necessary in connection with borrowings as described in
        (12) above and then securities mortgaged, hypotheticated or pledged may not exceed 5% of the respective Portfolio's total assets taken at market value;

    (14)invest in securities with legal or contractual restrictions on resale (except for repurchase agreements as described in (11) above); and

    (15)purchase or hold securities of any issuer if 5% of the securities of such issuer are owned by the Adviser or by directors and officers of the Fund or the Adviser owning individually more than 1/2 of 1% of its securities.

                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------

    The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below:

Name, Position with Fund and Address       Principal Occupation Last Five Years
------------------------------------       ------------------------------------

*Thomas C. Smith, Chief Financial          Chairman, CONLEY SMITH, Inc.; Vice
 Officer & Treasurer;                      President, Lancaster Administrative
 200 Centre Terrace, 1225 "L" Street       Services, Inc., Lincoln, Nebraska;
 Lincoln, Nebraska 68501                   Chairman and President, SMITH HAYES
                                           Financial Services Lincoln, Nebraska;
                                           Chairman and President,  Consolidated
                                           Investment Corporation, Lincoln,
                                           Nebraska; Vice President and
                                           Director, Consolidated Realty
                                           Corporation, Lincoln, Nebraska.

*Michael S. Dunlap, President              Executive Vice President and Director
and Secretary                              Union Bank and Trust Company,Lincoln,
4732 Calvert Street                        Nebraska; Director, Lancaster County
Lincoln, Nebraska  68506                   Bank, Waverly, Nebraska; and Unipac
                                           Service Corporation.

Name, Position with Fund and Address       Principal Occupation Last Five Years
------------------------------------       ------------------------------------

Stan Schrier, Director                     President, Food 4 Less, Inc.,a retail
11128 John Galt Blvd.                      grocery     chain,   and     owner,
Omaha, Nebraska  68137                     Schrier-Lawson Motor Center.

R. Paul Hoff, Director                     Physician and CEO  of  Seward Clinic,
311 Jackson                                P.C., Seward, Nebraska.
Seward, Nebraska  68434

Edson L. Bridges III, Director             Director,   Bridges  Investment Fund,
8401 W. Dodge Road, #256                   Inc., a  registered   open  end
Omaha, Nebraska  68114                     management invest ment   company,
                                           February,   1991  to present;  Vice
                                           President and Director  of    Bridges
                                           Investment  Counsel  Inc., a
                                           registered investment adviser.

Jon Gross, Vice President                  Trust  Officer, Union  Bank and Trust
3643 South 48th Street                     Company, Lincoln,  Nebraska,  since
Lincoln, Nebraska  68506                   1991 and an employee of Union Bank
                                           and Trust  Company since 1987.



    *Interested directors of the Fund by virtue of their affiliation with Lancaster Administrative Services, Inc., SMITH HAYES Financial Services Corporation and Union Bank and Trust Company as defined under the Investment Company Act of 1940.


    The addresses of the directors and officers of the Fund are that of the Fund unless otherwise indicated.


    The following table represents the compensation amounts received for services as a director of the Funds for the year ended June 30, 1995:


                               Compensation Table

                                             Pension or
                          Aggregate      Retirement Benefits  Total Compensation
                         Compensation      Accrued as Part         From the Fund
Name and Position         From Fund      of the Fund Expenses  Paid to Directors

Thomas C. Smith, Director     $0                $0                   $0
 Chief Financial Officer
 & Treasurer

Michael S. Dunlap,            $0                $0                   $0
 Director, President
 & Secretary

Stan Schrier, Director    $2,000                $0                $2,000

R. Paul Hoff, Director    $2,000                $0                $2,000

Edson L. Bridges III,     $2,000                $0                $2,000
 Director

                     INVESTMENT ADVISORY AND OTHER SERVICES
                    ---------------------------------------

General

     Lancaster Administrative Services, Inc. ("LAS") acts as the administrator ("Administrator") and SMITH HAYES Financial Services Corporation ("SMITH HAYES") acts as the Fund's distributor ("Distributor"). Union Bank and Trust Company, ("Union"), 4732 Calvert Street, Lincoln, NE 68506 acts as the investment adviser (the "Adviser") to the Portfolios and as the Fund's Custodian (the "Custodian"). The Adviser acts as such pursuant to written agreements periodically approved by the directors or the shareholders of the Fund. SMITH HAYES acts as the Fund's distributor pursuant to an Underwriting Agreement under which SMITH HAYES agrees to publicly distribute the Fund's shares continuously. SMITH HAYES has a related agreement with Union pursuant to which SMITH HAYES maintains an office and sales personnel on Union premises to facilitate Fund distribution as well as provide Union customers access to other brokerage services. The Underwriting Agreement is reviewed annually by the Board of Directors and was last approved on July 20, 1995. LAS and SMITH HAYES address is 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska, 68508. Union's address is 3643 South 48th Street, Lincoln, Nebraska 68506.

Control of the Adviser and the Distributor

     SMITH HAYES and the Distributor are wholly owned subsidiaries of Consolidated Investment Corporation, a Nebraska corporation, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith is the control person of Consolidated Investment Corporation. Union is controlled by and is a subsidiary of Farmers and Merchants Investments, Inc., a Nebraska bank holding company. Farmers and Merchants Investment, Inc. is controlled by the Dunlap family of which Michael S. Dunlap is a member.

Investment Advisory Agreement and Administration Agreement

     LAS acts as Administrator to the Fund under a Transfer Agent and Administrative Services Agreement (the "Administration Agreement"). Union acts as the Adviser to the Portfolios, under Investment Advisory Agreements (the "Advisory Agreements"). The Advisory Agreements and Administration Agreement are approved annually by the Board of Directors (including a majority of the directors who are not parties to the Advisory and Administration Agreement, or interested persons of any such parties (other than as directors of the Fund)). The Advisory Agreement and Administration Agreement were approved by the shareholders of the Intermediate Government Bond Portfolio on October 10, 1991. The Advisory Agreement and Administration Agreement for all Portfolios were last approved by the Board of Directors on July 20, 1995.

    The Advisory Agreements and Administration Agreement terminate automatically in the event of their assignment. In addition, the Advisory Agreements and Administration Agreement are terminable at any time, without penalty, by the Board of Directors of the Fund or, with respect to the Advisory Agreements, by vote of a majority of the Trust's outstanding voting securities on not more than 60 days' written notice to the Adviser, or as the case may be, and by the Adviser or Administrator, as the case may be, on 60 days' written notice to the Fund. The Administration Agreement is terminable by the vote of a majority of all outstanding voting securities of the Fund. Unless sooner terminated, the Advisory Agreements and Administration Agreement shall continue in effect for more than two years after their execution, only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Trust, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

    Pursuant to the Advisory Agreements, the Intermediate Government Bond Portfolio pays Union a monthly advisory fee equal on an annual basis to .65% of the Intermediate Government Bond Portfolio's daily average net assets. The Government Securities Portfolio and Equity Income Portfolio pays Union a monthly advisory fee equal on an annual basis to .50% of the daily average net assets. The Capital Appreciation Portfolio pays Union a monthly advisory fee calculated at the annual rate of 1.4% of the daily net asset value of the Portfolio. In addition this fee is subject to an incentive adjustment commencing January 4, 1994, calculated monthly, depending upon the performance of the Portfolio relative to the Standard and Poor's 500 Index (the "Index"), on the basis of 1/12 of the results during the last 12 months (a moving average method). The incentive adjustment, if any, is added to or subtracted from the monthly basic management fee, and is payable after the close of each month on the basis of the latest 12 months' experience. The incentive adjustment is accrued as incurred for the purpose of calculating the redemption price and offering price per share. The incentive adjustment for the Portfolio is calculated each month as follows:

    (1) The sum of the net asset value of a share of the Portfolio at the end of the last 12 month period, plus the value per share during such period, of all cash distributions made and capital gain taxes paid or payable on undistributed realized long-term capital gains (treated as reinvested shares of the Portfolio on the record date of such distribution or the date on which provision for such taxes is made, as the case may be) is compared to the net asset value per share of the Portfolio at the beginning of the period and the differences expressed as a percentage (the "Portfolio's Percentage Change").

    (2) The Portfolio's Percentage Change is compared to the percentage change in the Index, which change is determined by adding the level of the index at the end of the period, in accordance with Securities and Exchange Commission guidelines, the value of cash distributions on securities which comprise the Index, treating the value of such distributions as reinvested in the Index based on a monthly value supplied by Standard and Poor's and comparing such adjusted level with the level of the Index at the beginning of the period.

    (3) The Portfolio's Percentage Change is then compared to the change in Index for the period and the incentive adjustment as set forth in the following table is multiplied by the net asset value of the Portfolio averaged daily over the 12 month period and divided by twelve. The incentive adjustment may not in any case exceed 1/12 of 1.40% of the average net asset value for the 12 month period (equivalent on an annual basis to 1.40%).

            Performance                             Total
             Relative to                            Adviser
            S&P 500 Index                            Fee
            -------------                          ---------

        U       -7.00% and less                     0.00%        Minimum Mgt Fee
        N           -6.50%                          0.10%
        D           -6.00%                          0.20%
        E           -5.50%                          0.30%
        R           -5.00%                          0.40%
                    -4.50%                          0.50%
        P           -4.00%                          0.60%
        E           -3.50%                          0.70%
        R           -3.00%                          0.80%
        F           -2.50%                          0.90%
        O           -2.00%                          1.00%
        R           -1.50%                          1.10%
        M           -1.00%                          1.20%
                    -0.50%                          1.30%
    Basic Mgt Fee   -0.00%                           1.40%
                     0.50%                          1.50%
        O            1.00%                          1.60%
        V            1.50%                          1.70%
        E            2.00%                          1.80%
        R            2.50%                          1.90%
                     3.00%                          2.00%
        P            3.50%                          2.10%
        E            4.00%                          2.20%
        R            4.50%                          2.30%
        F            5.00%                          2.40%
        O            5.50%                          2.50%
        R            6.00%                          2.60%
        M            6.50%                          2.70%
            +7.00% and Greater                      2.80%        Maximum Mgt Fee


    Pursuant to the Administration Agreement, the Administrator provides, or contracts with others to provide, the Fund all necessary bookkeeping and shareholder recordkeeping services, share transfer services, and custodial services. Under the Administration Agreement, the Administrator receives an administration fee, computed separately for each Portfolio and paid monthly, at an annual rate of .25% of the daily average net assets of each Portfolio. Commencing January 1, 1992, the Administrator agreed to waive .15% of its fee until further notice. For the years ended June 30, 1993, 1994 and, 1995 and 1995, the Fund paid to Advisor and the Administrator the following amounts for advisory and administrative services as indicated:

                         Advisory Fees       Administration Fees
                        --------------       --------------------
Intermediate Government
Bond Portfolio
    1995                 $40,101                $ 6,169
    1994                 $51,830                $ 7,974
    1993                 $33,993                $ 5,092

Capital Appreciation
Portfolio
    1995                 $ 2,370                $   672
    1994                 $ 5,886                $   729
    1993                 $ 3,104                $   222

Equity Income Portfolio
    1995                 $59,230                $11,846
    1994                 $43,945                $ 8,805

Government Securities
Portfolio
    1995                 $64,587                $12,917
    1994                 $44,959                $ 8,992

* Period ending April 30, 1994.

    Under the Advisory Agreements, the Adviser provides the Portfolios with advice and assistance in the selection and disposition of that Portfolios' investments. All investment decisions are subject to review by the Board of Directors of the Fund. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Fund.

    The laws of certain States require that if a mutual fund's expenses (including advisory fees but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed certain percentages of average net assets, the Fund must be reimbursed for such excess expenses. Based upon the fee structure for the Portfolios, the Fund should not be subject to such reimbursement provisions.

Custodian

    The Fund's Custodian is Union. Under the Custodian Agreement Union holds all cash and securities of the Fund's various Portfolios through its trust department and effects transactions in the Fund's securities and cash only upon written instruction from the Fund's authorized persons. Union receives fees from the Intermediate Government Bond Portfolio and the Capital Appreciation Portfolio for acting as Custodian based upon the market value of the Fund's securities which are calculated and billed quarterly at the annual rates of eleven (11) basis points for the market value of securities up to $10 million, six (6) basis points for the next $10 million and two and one half (2.5) basis points over $20 million. Additionally, Union is paid an annual fee of $100 per account and transaction charges of $12 for each transaction in the Fund's securities or accounts. However, the Government Securities Portfolio and the Equity Income Portfolio pay no Custodian fees.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS
                 ----------------------------------------------

    The Adviser is responsible for decisions to buy and sell securities for the Portfolio, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission (if any) and considering the state of the market at the time.

    When consistent with these objectives, business may be placed with broker-dealers who furnish investment research and/or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement their own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Portfolio. To the extent portfolio transactions are effected with broker-dealers who furnish research services, the Adviser receives benefits, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolio from these transactions. The Adviser believes that most research services obtained generally benefit several or all of the accounts which they manage, as opposed to solely benefiting one specific managed Fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

    The Adviser has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of transactions in exchange for research services except as noted below. However, from time to time, the Adviser may elect to use certain brokers to execute transactions in order to encourage them to provide it with research services which the Adviser anticipates will be useful to it. The Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

    Portfolio transactions may be effected through the Distributor, as discussed in the Prospectus under "Management-Portfolio Brokerage." In determining the commissions to be paid to the Distributor, it is the policy of the Fund that such commissions, will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in the best interest of the Fund to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

    All transactions will be effected pursuant to the Fund's Guidelines Regarding Payment of Brokerage Commissions to Affiliated Persons adopted by the Board of Directors including a majority of the noninterested directors pursuant to Rule 17(e)-1 under the Investment Company Act of 1940.

    In certain instances, there may be securities which are suitable for the Fund as well as for that of one or more of the advisory clients of the Adviser. Investment decisions for the Fund and for such advisory clients are made by the Adviser with a view to achieving the investment objectives. It may develop that a particular security is bought or sold for only one client of the Adviser even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients of the Adviser when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients of the Adviser are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser, as the case may be, to be equitable to each (and may result, in the case of purchases, in allocation of that security only to some of those clients and the purchase of another security for other clients regarded by the Adviser, as the case may be, as a satisfactory substitute). It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund involved is concerned. At the same time, however, it is believed that the ability of the Fund to participate in volume transactions will sometimes produce better execution prices.

    For the periods ending June 30, 1995, 1994, and 1993 and 1992, the Fund paid $12,219, $15,148 $41,468, $5,586 and $14,318 $5,460 in brokerage commissions, some of which was paid to the Fund's Distributor, allocated among the Portfolios as follows:


                                            1995         1994       1993
                                            -----        ----      -----
    Intermediate Government Bond            $3,250       $ 25       $ 0
        Portfolio
    Government Securities Portfolio          2,300        600         0
    Equity Income Portfolio                  7,629      3,410         0
    Capital Appreciation Portfolio          21,020      1,551     5,460
                                            ------     ------    ------
                                           $34,199     $5,586    $5,460

     The remaining brokerage commissions were paid to eight unaffiliated broker/dealers.

                           CAPITAL STOCK AND CONTROL
                           -------------------------

    A complete description of the rights and characteristics of the Fund's capital stock is included in the Prospectus. UBATCO & Co. as nominee of Union, owned of record, without voting rights the number and percentage of the outstanding shares of the Portfolios as of September 30, 1994 1995 as set forth below:

    The following table also provides the name and address of any person who owned beneficially 5% or more of the outstanding shares of each Portfolio as of the same date.

Portfolio                Name & Address             Shares           % Ownership
---------                ----------------         ----------         -----------

Capital Appreciation     UBATCO & Co.             72,705.780            100.00%
Portfolio                4732 Calvert Street
                         Lincoln, NE  68506
                            Including

                         Central Agency, Inc.      7,683.930             10.56%
                         Milford, NE  68405

                         MD Investments           25,656.517             35.28%
                         Mike Dunlap
                         P.O. Box 6155
                         Lincoln, NE  68516 68506

                         Unipac Services Corp.    19,196.359             26.40%
                         3015 S. Parker Road
                         Aurora, CO  80014

Portfolio                Name & Address             Shares           % Ownership
---------                ----------------         ----------         -----------
Equity Income            UBATCO & Co.          1,254,641.235             99.49%
Portfolio                4732 Calvert Street
                         Lincoln, NE  68506
                            Including

                         Union Bank & Trust Co.  212,167.727             16.82%
                         Profit Sharing Plan & 401K Plan
                         4732 Calvert Street
                         Lincoln, NE  68506

                         Crete/Sunflower 401K     78,524.438              6.22%
                         P.O. Box 81228
                         Lincoln, NE  68528

                         Linweld 401K/PSP        144,908.265             11.49%
                         1225 "L" Street, Ste. 600
                         Lincoln, NE  68508


Intermediate Government  UBATCO & Co.            550,542.074             99.32%
Bond Portfolio           4732 Calvert Street
                         Lincoln, NE  68506
                            Including

                         Madonna Rehab Hospital   31,752.172              5.72%
                         5401 South Street
                         Lincoln, NE  68506

Government Securities    UBATCO & Co.          1,434,561.481            100.00%
Portfolio                4732 Calvert Street
                         Lincoln, NE  68506
                            Including

                         Union Bank & Trust Co.  130,497.367              9.09%
                         Profit Sharing Plan & 401K Plan
                         4732 Calvert Street
                         Lincoln, NE  68506

                         Crete/Sunflower 401K    117,308.630              8.17%
                         P.O. Box 81228
                         Lincoln, NE  68528

                         K&Z Distributing         73,417.991              5.11%
                         P.O. Box 29289
                         Lincoln, NE  68529

                         Leavitt Brothers PSP     80,292.171              5.59%
                         Rt 2, Box 1
                         Lincoln, NE  68520


     The Directors and officers of the Fund beneficially owned 12,231.301 shares or 2.20%, 33,439.875 shares or 2.33%, 17,143.716 shares or 1.35% and 5,563.455 shares or %7.65%, respectively, of the Intermediate Government Bond Portfolio, Government Securities Portfolio, Equity Income Portfolio and the Capital Appreciation Portfolio. Directors and officers owned 2.05% of the shares outstanding in all Portfolios.

                   NET ASSET VALUE AND PUBLIC OFFERING PRICE

    The method for determining the public offering price of the Fund's shares is summarized in the Prospectus in the text following the heading "Purchase of Shares--Public Offering Price" and "Valuation of Shares." The net asset value of the Fund's shares is determined each day that the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no shares are tendered for redemption and no order for shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

                                   REDEMPTION
                                   ----------

    Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Portfolios of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Portfolios fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

                                   TAX STATUS
                                   ----------

     The Fund has qualified and intends to continue to qualify both of its Portfolios as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a Portfolio must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale of other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. However, gains from the sale or other disposition of stock or securities held for less than three months must constitute less than 30% of each Portfolio's gross income. This restriction may limit the extent to which a Portfolio may effect sales of securities held for less than three months or transactions in futures contracts and options even when the Adviser otherwise would deem such transaction to be in the best interest of a Portfolio. The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Portfolio could buy or sell futures contracts and options may be limited by this requirement.

    The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

    Ordinarily, distributions and redemption proceeds earned by a Portfolio shareholder are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Fund may be required to withhold federal income tax ("backup withholding") from all dividend, capital gain and/or redemption payments to such shareholder.
Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding due to the underreporting of certain income. These certifications are contained in the purchase application enclosed with the Prospectus.

                        CALCULATIONS OF PERFORMANCE DATA
                        --------------------------------

    From time to time the Fund may quote the yield for the Portfolios in advertisements or in reports and other communications to shareholders. For this purpose, yield is calculated by dividing a Portfolios's net investment income per share for the base period which is 30 days or one month, by the Portfolio's maximum offering purchase price on the last day of the period and annualizing the  result.  The  Portfolio's  net  investment  income  changes in  response to fluctuations in interest rates and in the expenses of the Portfolio. Consequently, any given quotation should not be considered as representative of what the Portfolio's yield may be for any specified period in the future.

    Yield information may be useful in reviewing a Portfolio's performance and for providing a basis for comparison with other investment alternatives. However, a Portfolio's yield will fluctuate, unlike other investments which pay a fixed yield for a stated period of time. Current yield should be considered together with fluctuations in the Portfolio's net asset value over the period for which yield has been calculated, which, when combined, will indicate a Portfolio's total return to shareholders for that period. Other investment companies may calculate yields on a different basis. In addition, investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

    Investors should recognize that in periods of declining interest rates a bond portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, such portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a bond Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of such portfolio's holdings, thereby reducing the current yield of such Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

    The Fund may also quote the indices of bond prices and yields prepared by Shearson Lehman Hutton Inc. and Salomon Brothers Inc., leading broker-dealer firms. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time.

    The Intermediate Government Bond Portfolio may quote the yield or total return on Ginnie Maes, Fannie Maes, Freddie Macs, corporate bonds and Treasury bonds and notes, either as compared to each other or as compared to the Portfolio's performance. In considering such yields or total returns, investors should recognize that the performance of securities in which the Portfolio may invest does not reflect the Portfolio's performance, and does not take into account either the effects of portfolio management or of management fees or other expenses; and that the issuers of such securities guarantee that interest will be paid when due and that principal will be fully repaid if the securities are held to maturity, while there are no such guarantees with respect to shares of the Portfolio. Investors should also be aware that the mortgage underlying mortgage-related securities may be prepaid at any time. Prepayment is particularly likely in the event of an interest rate decline, as the holders of the underlying mortgages seek to pay off high-rate mortgages or renegotiate them at potentially lower current rates. Because the underlying mortgages are more likely to be prepaid at their par value when interest rates decline, the value of certain high-yielding mortgage-related securities may have less potential for capital appreciation than conventional debt securities (such as U. S. Treasury bonds and notes) in such markets. At the same time, such mortgage-related securities may have less potential for capital appreciation when interest rates rise.

    In connection with the quotations of yields in advertisements described above, the Fund may also provide average annual total returns from the date of inception for one, five and ten-year periods if applicable. Total return is a calculation which equates an initial amount invested to the ending redeemable value at a specified time. It assumes the reinvestment of all dividends and capital gains distributions. Average total return will be the average of the total returns for each year in the period. The Portfolios may also provide a total return figure for the most recent calendar quarter prior to the publication of the advertisement.

    The yields of the Intermediate Government Bond Portfolio and Government Securities Portfolio for the 30-day period ending June 30, 1994 1995 were 5.01% 5.06% and 4.34% 5.00% respectively.

    The average annual total returns of the Portfolios for one year and inception to date ending June 30, 1994 1995 are as follows:

                                        Year    Inception to Date
                                        ----    ------------------

Intermediate Government Bond Portfolio   7.9%          6.6%
Capital Appreciation Portfolio          28.6%          5.8%
Equity Income Portfolio                 20.3%         11.3%
Government Securities Portfolio          9.0%          3.0%

                              FINANCIAL STATEMENTS
                              --------------------


    The Fund hereby incorporates by reference the information in the Fund's Annual Financial Report dated June 30, 1995, filed with the Securities and Exchange Commission on August 29, 1995 and which is available upon request to the Fund without charge.


                                    AUDITORS
                                    --------

    On  July 20,  1995,  the  Board  of  Directors,   including  all
disinterested directors, unanimously approved the appointment of KPMG Peat Marwick LLP, Two Central Park Plaza, Suite 1501, Omaha, Nebraska 68102 as the Fund's accountants.

                                   APPENDIX A

                       RATINGS OF CORPORATE OBLIGATIONS,
                     COMMERCIAL PAPER, AND PREFERRED STOCK

                        Ratings of Corporate Obligations

Moody's Investors Service, Inc.

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

   Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

    Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

Standard & Poor's Corporation

    AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

    BB--B--CCC-CC: Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           Ratings of Preferred Stock

Standard & Poor's Corporation

    Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

    The preferred stock ratings are based on the following considerations:

             1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

             2.   Nature of and provisions of the issue.

             3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

             AAA: This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

             AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

             A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.



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             BBB:  An issue  rated BBB is  regarded  as  backed  by an  adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

             BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

             CC: The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

             C:   A preferred stock rated C is a nonpaying issue.

             D:   A preferred  stock  rated D is a  nonpaying  issue with the issuer in default on debt instruments.

             NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy.

             Plus (+) or Minus (-) To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Moody's Investors Service, Inc.

             aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

             aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

             a: An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

             baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

             ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

             b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

             caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.


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             ca: An issue which is rated ca is  speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

             c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.